The Royce Fund
Royce Mid-Cap Fund
Supplement to the Prospectus dated May 1, 2012

The Royce Fund’s Board of Trustees approved a plan of liquidation for Royce Mid-Cap Fund, to be effective on November 19, 2012. The Fund is being liquidated primarily because it has not attracted and maintained assets at a sufficient level for it to be viable. As of September 24, 2012, the Fund was no longer offering shares of the Fund for purchase and was not accepting any investments in the Fund.

October 11, 2012

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